SECURITIES AND EXCHANGE COMMISSION
                          WASHINGTON, D.C. 20549



                                 FORM 8-K
              CURRENT REPORT PURSUANT TO SECTION 13 OR 15 (d)
                  OF THE SECURITIES EXCHANGE ACT OF 1934



            DATE OF EARLIEST EVENT REPORTED:  January 27, 2003



                                MCSi, INC.
  (Exact name of registrant as specified in its articles of incorporation)



         MARYLAND                    000-21561                 31-1001529
(State or other jurisdiction  (Commission file number)      (I.R.S. employer
     of incorporation)                                     identification no.)



             4751 HEMPSTEAD STATION DRIVE, DAYTON, OHIO 45429
                 (Address or principal executive offices)



                              (937) 291-8282
           (Registrant's telephone number, including area code)

ITEM 5.   OTHER EVENTS

On January 27, 2003, MCSi issued the press release attached to this Current Report on Form 8-K as Exhibit 99.1.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

(a)  Financial statements.

Not applicable.

(b)  Pro forma financial information.

Not applicable.

(c)  Exhibits.

99.1 Press Release dated January 27, 2003.

















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                                SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:   January 27, 2003                    MCSi, INC.

                                   By:  /s/ IRA H. STANLEY
                                      -----------------------------
                                      Vice President, Chief Financial Officer






















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